Morgan Stanley High Yield Securities Inc.
                          Item 77(O) 10F-3 Transactions
                         March 1, 2003 - August 31, 2003



 Security   Purcha  Size of  Offeri   Total   Amount   % of    % of
Purchased     se/   Offerin    ng     Amount    of    Offeri   Fund   Brokers
             Trade     g     Price      of    Shares    ng      s
             Date              of    Offerin  Purcha  Purcha   Tota
                             Shares     g       sed     sed     l
                                                By      By     Asse
                                               Fund    Fund     ts

  Eircom    07/29/  250,000  $100.0  $25,000  2,045,   0.08%    %     Barclays
 Funding      03      ,000     0     ,000,00    000                   Capital,
                                        0                             Goldman
                                                                       Sachs
                                                                     Internatio
                                                                        nal,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                        Davy
                                                                     Stockbroke
                                                                      rs, The
                                                                     Royal Bank
                                                                         of
                                                                      Scotland
                                                                        and
                                                                      Deutsche
                                                                        Bank





  Dynegy                                                              Banc of
 Holdings   08/01/  525,000  $99.37  $52,169  2,775,  0.005%    %     America
   Inc.       03      ,000           ,775,00    000                  Securities
                                        0                               LLC,
                                                                       Lehman
                                                                     Brothers,
                                                                     Citigroup,
                                                                       Morgan
                                                                      Stanley,
                                                                     JP Morgan,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                      ed, Banc
                                                                        One
                                                                      Capital
                                                                      Markets
                                                                        Inc,
                                                                       Credit
                                                                      Lyonnais
                                                                     Securities
                                                                       (USA),
                                                                      Deutsche
                                                                        Bank
                                                                     Securities
                                                                     , SG Cowen
                                                                       and TD
                                                                     Securities


                                                                      Goldman
 Graphic                                                              Sachs &
Packaging                                                               Co,
Internatio  08/01/  425,000  $100.0  $42,500  2,850,  0.007%    %     Deutsche
nal, Inc.     03      ,000     0     ,000,00    000                   Bank, JP
                                        0                             Morgan,
                                                                       Morgan
                                                                      Stanley,
                                                                     Citigroup,
                                                                       Credit
                                                                       Suisse
                                                                       First
                                                                      Boston,
                                                                      ABN AMRO
                                                                     Incorporat
                                                                       ed and
                                                                      Banc of
                                                                      America
                                                                     Securities
                                                                        LLC